SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 5,
1996




                    McKESSON CORPORATION
- --------------------------------------------------------------
(Exact name of registrant as specified in its charter)


     Delaware              1-13252                94-3207296
- --------------------------------------------------------------
(State or other       (Commission File         (I.R.S.
Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
- --------------------------------------------------------------
(Address of principal executive offices)              (Zip
Code)


                            (415) 983-8300
- --------------------------------------------------------------
(Registrant's telephone number, including area code )


















Item 5.   Other Events.
          ------------

On April 5, 1996, the Registrant announced that David E. McDowell is resigning as President and Chief Operating Officer of the Company, effective upon commencement of employment of his successor. The text of the press release regarding this announcement is set forth in Exhibit (99) to this Current Report on Form 8-K.









Item 7.   Financial Statements, Pro Forma Financial
Information

- -----------------------------------------------------
          and Exhibits.
          -------------

          (c)  Exhibits
               --------

               (99) Press Release issued by McKesson
                    Corporation on April 5, 1996






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                    (Registrant)





Dated:  April 8, 1996        BY  /s/NANCY A. MILLER
                                  Vice President and Secretary
                             EXHIBIT INDEX

Exhibit
   No.                   Title
- -------   ---------------------------------------

(99) Press Release issued by McKesson Corporation on April 5,
     1996.

                                                Exhibit (99.1)

McKesson Corp.
  One Post Street, San Francisco CA 94104-5296 Tel 415 983
8300


                                                 McKESSON
Contact:  Janet Bley
          (415) 983-9357



DAVID E. McDOWELL TO RESIGN AS PRESIDENT AND COO
AND ASSUME NEW ROLE AT McKESSON CORP.

SAN FRANCISCO, Friday April 5, 1996 -- David E. McDowell announced today that he is resigning as president and chief operating officer of McKesson Corp. (MCK:NYSE). McDowell, who joined the company in 1992, will remain in his current role until his successor comes on board. Then, working closely with Alan Seelenfreund, McKesson's chairman and CEO, in a new advisory capacity, he will continue to assist in the development of information technology and provide guidance on strategic projects.
     In a meeting today with senior managers of McKesson in San Francisco, McDowell spoke about his decision. "For some time now, I have weighed the conflicting demands of a professional career and a personal life. After serious consideration, I have realized that I am at a point where I choose to shift my priorities more to my personal life," he said.
     "I am especially pleased to be able to remain with McKesson, where I will continue to work with Alan and the McKesson management team in supporting the company's strategies moving forward. I have never been more excited by the people, prospects, strategies and market position of this company," McDowell said.
     Referring to the highlights of McDowell's tenure with McKesson, Seelenfreund said, "Dave's successful efforts to lead the transformation of McKesson's businesses into an externally focused, customer-driven organization have significantly enhanced McKesson's reputation.
     "We will continue the health care strategies launched under Dave's leadership and we look forward to his ongoing advice and counsel," Seelenfreund said. "On a personal note, on behalf of the people of McKesson, I want to thank Dave for his extraordinary contribution. He has been a friend and confidante. He made our strategies come to life and has built them into the fabric of McKesson."
     McKesson Corp., with annual revenues of more than $13 billion, is a leading provider of health care products and services. Through McKesson Drug Company, McKesson Health Systems and a Canadian subsidiary, Medis Health & Pharmaceutical Services, McKesson is the largest distributor of pharmaceuticals and health care products in North America. McKesson also owns a 23% interest in NADRO, the leading pharmaceutical distributor in Mexico. McKesson Water Products Co. is one of the largest distributors of bottled drinking water in the U.S. Armor All Products is the world leader in automotive appearance products. Headquartered in San Francisco, McKesson is listed on the New York and Pacific stock exchanges.

                            # # #

McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service.
To immediately receive an index of available releases, call 1-
800-344-6495 and press 2.

April 5, 1996